Summary Prospectus

May 1, 2026, as supplemented July 16, 2026

NEOS S&P 500® Hedged Equity Income ETF (SPYH)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.neosfunds.com. You can also get this information at no cost by calling (866) 498-5677 or by sending an e-mail request to ETFInquiries@neosinvestments.com. The current prospectus and statement of additional information, dated May 1, 2026, as supplemented, are incorporated by reference into (legally made a part of) this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts, and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information - NEOS S&P 500® Hedged Equity Income ETF

Investment Objective

The NEOS S&P 500® Hedged Equity Income ETF (the “Fund”) seeks high monthly income in a tax efficient manner with a measure of downside protection.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such fees may apply to your transactions.

Shareholder Fees (fees paid directly from your investment)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.68%
(1)	Other Expenses are estimated based on the Fund’s current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Expenses
1	$69
3	$218
5	$379
10	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in- kind creations or redemptions of the Fund’s Shares and securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The Fund’s portfolio turnover rate for the period of April 3, 2025 (commencement of operations) to May 31, 2025 was 0% of the average value of its portfolio. For the period June 1, 2025 through December 31, 2025, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of the stocks included in the S&P 500® Index (the “S&P 500®” or the “Reference Index”) and a put spread options collar (i.e., a mix of written (sold) call options, long (bought) put options, and written (sold) put options) on the S&P 500®. The Fund seeks to generate tax efficient monthly income from a combination of the dividends received from the Fund’s equity holdings and the premiums earned from the put spread options collar. The put spread options collar seeks to generate a net-credit by receiving premium from the sale of the call and put options that is greater than the cost of buying the protective put options. The put spread options collar is designed to reduce the Fund’s volatility and provide a measure of downside protection, but upside gains will be limited.

The S&P 500® is a market capitalization weighted index comprised of the securities of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. As of March 31, 2026, a significant portion of the Reference Index was represented by securities of companies in the information technology sector. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

The Fund, while not an index fund, will generally use a “replication” strategy to invest in the S&P 500®, meaning the Fund will generally invest in all of the component securities of the S&P 500® in the same approximate proportions as in the S&P 500®. However, the Fund may in limited circumstances use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the S&P 500® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the S&P 500® as a whole, when NEOS Investment Management, LLC, the Fund’s investment adviser (the “Adviser”) believes it is in the best interests of the Fund (e.g., when replicating the S&P 500® involves practical difficulties or substantial costs, a S&P 500® constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the S&P 500®). The Fund rebalances the equity positions of its investment portfolio to correspond to the extent reasonably possible each time the S&P 500® Index reconstitutes. The S&P 500® reconstitutes annually and often reconstitutes quarterly. In some cases, there are special reconstitutions of the S&P 500®.

The Adviser generally utilizes a proprietary, systematic rules-based model to manage the Fund’s options positions in an objective manner, which may signal the written call options should be closed prior to expiration to potentially capture gains and minimize losses due to the movement of the S&P 500® (e.g., after an increase in the S&P 500®, the model may indicate that the short call should be closed so the Fund can capture more upside potential in the reference asset, or the model may determine most of the premium derived from the sale of the call has been captured due to a falling market).

The Fund’s put spread options collar strategy typically consists of three components: (i) selling call options on the S&P 500® or another reference asset representing U.S. equity securities on up to 100% of the value of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on the same reference asset(s) to “hedge” or mitigate the downside risk associated with owning equity securities and (iii) selling put options on the S&P 500® to generate additional premium.

The options purchased or sold by the Fund will typically have an expiration date approximately 6 weeks from the time of purchase or sale. Options are rolled at the end of the month. The written calls and puts along with purchased puts for the new put spread collar are reset to current market levels. The Fund expects the total value of the call options and the total value of the put options to each be up to 100% of the Fund’s net assets. The Fund will use a portion of the premium received from writing call and put options to purchase put options. Call options written by the Fund will typically have a strike price that is at, near, or higher than the current price of the reference asset, and put options purchased by the Fund will typically have a strike price that is lower (in some cases, significantly lower) than the current price of the reference asset. Put options written will typically have a strike price that is lower than the long put option. In addition, both the call and put options will be traded on a national securities exchange and be settled in cash.

The Fund seeks tax efficient returns by utilizing index options that qualify as “Section 1256 Contracts.” If such options are held at year end, the Fund will receive favorable tax treatment on such investments. Under Internal Revenue Code rules, they will be deemed as if they were sold at fair market value on the last business day of the tax year. If the Section 1256 contracts produce capital gain or loss, such gain or loss on the Contracts open at the end of the year, or terminated during the year, will be treated as 60% long term and 40% short term, instead of 100% short term gains. The Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from certain equity and/or options positions. This can be accomplished by taking investment losses from certain equity to offset realized and/or options positions to offset realized taxable gains of equities and/or options positions.

The Fund is considered to be diversified. Because the Fund typically holds securities in proportion to their weight in the S&P 500®, the Fund may be non-diversified or diversified at times, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as a result of changes in the composition of the S&P 500®. The Fund intends to be diversified in approximately the same proportion as the S&P 500® is diversified. As a “non-diversified” fund, the Fund could invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500®. As of the date of this Prospectus, the S&P 500® is diversified, and therefore as of that same date, the Fund is managed as diversified solely in accordance with the S&P 500®. Additionally, the Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities, or derivative instruments linked to securities, of companies that are included in the Reference Index. For purposes of the 80% policy, the value of such derivative instruments shall be valued at their notional value.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	Collared Options Strategy Risk. Writing and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the reference asset, which may be magnified by certain features of the options.

○	Call options may limit the Fund’s upside capture in rising markets and put options may not protect the Fund from losses in declining markets.

○	In a rising market, the upside capture may be limited by the strike price of the short call position. Conversely, the downside protection offered by the put may be limited due to the difference between the current market value of the reference asset and the strike price of the long put.

○	When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the reference asset is above the strike price by an amount equal to or greater than the premium.

○	If the model indicates a written call option should be closed prior to its expiration date (e.g., because the market price for the reference asset is above the strike price), and the value of the reference asset increases after the written call option is closed, the Fund may nevertheless underperform the reference asset.

○	Options are rolled at the end of each month. If you purchase Fund shares on any day other than the roll date or hold shares for more or less than the roll period, the value of your investment in the Fund may not be protected against a decline in the value of the reference asset and may not benefit from a gain in the value of the reference asset.

○	The value of an option may be adversely affected if the market for the option becomes less liquid, and will be affected by changes in the value or yield of the option’s reference asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the reference asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the reference asset. The price of an option reflects the time value of the option, which decreases over time as the option gets closer to its expiration date.

○	As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the Fund’s equity holdings. If the price of the reference asset of a written call option rises above its strike price, the value of the option and, consequently, the Fund may decline significantly more than if the Fund invested solely in the reference asset instead of using options. Similarly, if the price of the reference asset of a purchased put option remains above its strike price, the option may become worthless, and, consequently the value of the Fund may decline significantly more than if the Fund invested solely in the reference asset instead of using options.

●	Concentration Risk. The Fund may focus its investments in securities of a particular industry or group of industries to the extent that the Reference Index focuses its investments in securities of a particular industry or group of industries. Economic, legislative or regulatory developments may occur that significantly affect the industry or group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not focus in a particular industry or group of industries.

●	Correlation Risk. The Fund expects to invest a portion of its assets to replicate the holdings of the S&P 500®, and the Adviser does not expect to sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the S&P 500®. Although the Fund expects to invest a portion of its assets to replicate the holdings of the S&P 500®, the performance of such portion of the Fund and the S&P 500® may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the S&P 500®. In addition, the Fund may not be fully invested in the securities of the S&P 500® at all times or may hold securities not included in the S&P 500®.

●	Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to limit damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to limit any cybersecurity breaches in the future.

●	Derivatives Risk. The Fund invests in options that derive their performance from the performance of an underlying reference asset. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may have investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their reference asset, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, with cash redemptions, the Fund may incur brokerage costs and taxable gains losses it would not incur if utilizing a redemption in-kind. These costs could decrease the NAV if they are imposed on the Fund.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

●	High Portfolio Turnover Risk. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

●	Management Risk. The Fund is actively-managed and may or may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

●	Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on financial markets worldwide.

●	Model and Data Risk. The Adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the strike prices of, or when to close, the Fund’s written put positions. To the extent the models used by the Adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the Adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses or missing gains on its investments.

●	New Fund Risk. The Fund is a new fund, with limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

●	Sector Risk. Sector risk is the possibility that securities within the same sectors will decline in price due to sector-specific market or economic developments. To the extent the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

○	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

●	Tax Risk. The Fund expects to generate premiums from its sale of call options. These options are expected to result in capital gains or losses for federal income tax purposes and may be subject to mark-to-market rules. These gains or losses will be wholly or partly long-term or short-term depending on the nature of the options sold by the Fund and will take into account premiums generated. In addition, stocks that are hedged with options may not be eligible for long-term capital gains tax treatment. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment and would not be eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions. The Fund is not designed for investors seeking a tax efficient investment.

Performance

The Fund has not completed a full calendar year of operations and therefore, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at www.neosfunds.com or by calling (866) 498-5677.

Portfolio Management

Adviser	NEOS Investment Management, LLC (the “Adviser”)

Portfolio Managers	Garrett Paolella (since March 2025), Managing Partner and Portfolio Manager of the Adviser
Troy Cates (since March 2025), Managing Partner and Portfolio Manager of the Adviser

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.neosfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

For more information, visit www.neosfunds.com or call (866) 498-5677.